Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Goodwill [Text Block]

11Goodwill

Accounting policies

The measurement of goodwill at initial recognition is described in the Acquisitions and divestments note. Goodwill is subsequently measured at cost less accumulated impairment losses.

Goodwill is not amortized but is instead tested for impairment annually in the fourth quarter, or more frequently if indicators of potential impairment exist. Internal and external sources of information are considered to assess if there are indicators that an asset or groups of cash-generating units (CGUs) may be impaired. Goodwill is allocated to groups of CGUs and tested for impairment at the business level (one level below segment), as this represents the lowest level at which goodwill is monitored for internal management purposes. An impairment loss is recognized in the Consolidated statements of income whenever and to the extent that the carrying amount of a group of CGUs exceeds the recoverable amount for the group of CGUs, whichever is the greater, its value in use or its fair value less cost of disposal. Value in use is measured as the present value of future cash flows expected to be generated by the asset. Fair value less cost of disposal is measured as the amount obtained from the sale of an asset in an arm’s length transaction, less costs of disposal.

Accounting estimates and judgments

The cash flow projections used in the value in use calculations for goodwill impairment testing contain various judgments and estimations as described in the ‘key assumptions’ section.

The changes in 2022 and 2023 were as follows:

Philips Group

Goodwill

in millions of EUR

	2022	2023
Balance as of January 1
Cost	11,793	12,747
Impairments	(1,156)	(2,509)
Book value	10,637	10,238

Acquisitions1)	317	24
Impairments	(1,357)	(8)
Divestments and transfers to assets classified as held for sale2)		(8)
Translation differences and other	641	(370)
Total change	(399)	(362)
Balance as of December 31
Cost	12,747	12,133
Impairments	(2,509)	(2,256)
Book value	10,238	9,876
1)Refer to Acquisitions and divestments2)Refer to Discontinued operations and assets classified as held for sale

Effective from April 1, 2023, Philips implemented a simplified operating model (refer to relevant sections of General information to the Consolidated financial statements). As a result, the level at which goodwill is monitored has changed to align with the revised governance under the new operating model. Prior to April 1, 2023, goodwill was monitored at the business unit level. From April 1, 2023, goodwill impairment testing is performed at the business level (one level below segment), as this represents the lowest level at which goodwill is monitored for internal management purposes. The changes in the monitoring and management structure for recognized goodwill did not otherwise prevent recognition of an impairment that existed prior to the change, nor did it result in the recognition of an impairment charge.

Goodwill impairment testing

For impairment testing, goodwill is allocated to groups of CGUs and tested for impairment at the business level (one level below segment level), which represents the lowest level at which the goodwill is monitored internally for management purposes. Goodwill is tested for impairment annually in the fourth quarter, or more frequently if indicators of potential impairment exist.

An impairment trigger assessment is performed on a quarterly basis to determine whether there is an indication based on either internal or external sources of information, that a group of CGUs may be impaired. During 2023, interim impairment tests were completed for the Sleep & Respiratory Care (S&RC) business mainly following revisions to the expected future cashflow assumptions regarding the estimated impact of the proposed Respironics consent decree, along with updates to expected business performance and changes to the pre-tax discount rate. The interim goodwill impairment tests did not result in an impairment.

Goodwill allocated to the businesses (groups of cash-generating units) as of December 31, 2023, is presented in the following table:

Philips Group

Goodwill by business

in millions of EUR

	2022	2023
Monitoring1)	4,110	3,964
Image-Guided Therapy	3,154	3,044
Precision Diagnosis	1,429	1,363
Sleep & Respiratory Care	731	687
Personal Health	488	483
Enterprise Informatics	327	336
Book value	10,238	9,876
1)Monitoring includes the goodwill previously allocated to Hospital Patient Monitoring and Ambulatory Monitoring & Diagnostics as disclosed in the Annual Report 2022.

The carrying amount of each group of CGUs is compared to the recoverable amount of the group of CGUs. Unless otherwise noted, the recoverable amount for each group of CGUs is based on value in use calculations. Value in use is measured as the present value of future cash flows expected to be generated from the continuing use of the assets. In the 2023 annual goodwill impairment test, these cash flow projections were determined using Royal Philips managements’ internal forecasts that cover an initial forecast period from 2024 to 2026. Projections were extrapolated using the growth rates disclosed in the following table for an extrapolation period of 4 years (2027-2030), after which a terminal value was calculated per 2031. For the terminal value calculation, growth rates were capped at a historical long-term average growth rate. The company uses scenarios in the business forecasting process and the most reasonable and supportable assumptions which represent management’s best estimate are used as the basis for the value in use calculations.

Key assumptions

Key assumptions used in the value in use calculations were compound sales growth rates, EBITA*) in the terminal value and the rates used for discounting the projected cash flows.

The compound sales growth rate is the annualized steady nominal growth rate over the forecast period calculated with reference to the latest full year of actual sales as the base for the growth. The compound sales growth rate used to calculate terminal value is only applied to the first year after the extrapolation period, after which no further growth is assumed for the terminal value calculation.

The compound sales growth rates and EBITA*) used to estimate cash flows are based on past performance, external market growth assumptions and industry long-term growth averages. EBITA*) for each group of CGUs is expected to increase over the projection period as a result of volume growth and cost efficiencies. By their nature, these assumptions involve risk and uncertainty because they relate to future events and circumstances and there are many factors that could cause actual results and developments to differ materially from the plans, goals and expectations set forth in these assumptions.

The rates used for discounting the projected cash flows in goodwill impairment testing is based on a weighted cost of capital (WACC), which in turn is based on business-specific inputs along with other inputs as mentioned below. The WACC is based on post-tax cost of equity and cost of debt, and is further calculated based on market data and inputs to accurately capture changes to the time value of money, such as the risk-free interest rate, the beta factor and country risk premium. In order to properly reflect the different risk-profiles of different businesses, a WACC is determined for each business. As such, the beta factor is determined based on a selection of peer companies, which can differ per business. Different businesses have different geographical footprints, resulting in business-specific inputs for variables like country risk. Philips performs the value in use calculations using post-tax cashflows and discount rate, the implicit pre-tax rate discount rate is derived from an iterative calculation for disclosure purposes.

The values assigned to the key assumptions used for the value in use calculations were as follows:

Philips Group

Key assumptions

2023

	compound sales growth rate
	initial forecast period	extrapolation period	used to calculate terminal value	pre-tax discount rates
Monitoring	8.2%	5.5%	2.5%	9.5%
Image-Guided Therapy	7.9%	5.2%	2.5%	10.7%
Precision Diagnosis	3.8%	3.4%	2.5%	10.4%
Sleep & Respiratory Care	9.5%	9.3%	2.5%	10.8%
Personal Health	5.0%	4.6%	2.5%	10.3%
Enterprise Informatics	5.3%	5.8%	2.5%	9.0%

The assumptions used for the 2022 value in use calculations for cash-generating units to which a significant amount of goodwill was allocated were as follows:

Philips Group

Key assumptions

2022

	compound sales growth rate
	initial forecast period	extrapolation period	used to calculate terminal value	pre-tax discount rates
Ambulatory Monitoring & Diagnostics1)	15.4%	9.5%	2.5%	8.5%
Hospital Patient Monitoring1)	4.8%	3.4%	2.5%	8.5%
Image-Guided Therapy	8.7%	5.0%	2.5%	10.6%
Sleep & Respiratory Care	10.0%	5.0%	2.5%	9.9%
1)Effective April 1, 2023, the Hospital Patient Monitoring and Ambulatory Monitoring & Diagnostics CGUs are included in the group of CGUs that comprise the Monitoring business.

The S&RC compound sales growth rate during the extrapolation period increased from 5.0% in 2022 to 9.3% in 2023. The growth rate percentage is calculated with reference to the last year of the initial forecast period. Although the absolute forecasted sales during the extrapolation period used in 2023 decreased compared to that used in 2022, the larger decline in the forecasted sales of the respective reference year results in a higher calculated growth rate percentage compared to 2022.

Impairment losses

Goodwill impairment charges for the years ended December 31, 2023 and 2022, were EUR 8 million and EUR 1,357 million, respectively.

The 2023 charge relates to the partial impairment of goodwill allocated to a business that was classified as held-for-sale as of December 31, 2023. At the time of classification as held-for-sale, goodwill totaling EUR 16 million was allocated from the Precision Diagnosis business to the held-for-sale business, of which EUR 8 million was subsequently impaired. For further information refer to Discontinued operations and assets classified as held for sale.

The 2022 charges relate to the impairment charge of EUR 1,331 million in the S&RC CGU within the Connected Care segment and a charge of EUR 27 million recognized in relation to the Precision Diagnosis Solutions CGU, which was formerly part of the Diagnosis & Treatment segment but is now included in the Enterprise Informatics business within the Connected Care segment.

Sensitivity to changes in assumptions

In performing the value-in-use calculations for the S&RC CGU, it was necessary for management to make assumptions regarding the estimated impact on the business of the proposed Respironics consent decree. These assumptions include, amongst others, the expected financial impact of the scope of products, geography, and duration of the proposed consent decree, as well as expected additional costs. These assumptions were determined by management based on the proposed Respironics consent decree and other available sources of information.

The value-in-use of the S&RC CGU remains sensitive to the assumptions set out above. This means that there is a higher risk that deviations in the mentioned key assumptions could cause the recoverable amount to fall below the level of its carrying value. There continues to be uncertainty associated with the initiated voluntary recall notification in the US and field safety notice outside the US for certain sleep and respiratory care products and the impact on the business of the proposed Respironics consent decree.

Based on the annual impairment test, the estimated recoverable amount of the S&RC CGU exceeds the carrying value by EUR 326 million. It was noted that an increase of 190 basis points in the pre-tax discount rate, a 690 basis points decline in the compound sales growth rate during the extrapolation period or a 27% decrease in terminal value would, individually, cause its recoverable amount to fall to the level of its carrying value. Additionally, any significant adverse changes to the assumptions related to the expected financial impact of the proposed Respironics consent decree could cause the recoverable amount of the CGU to fall below its carrying value, resulting in impairment.

The results of the annual impairment tests of Monitoring, Image-Guided Therapy, Precision Diagnosis, Personal Health and Enterprise Informatics indicate that a reasonably possible change in key assumptions would not cause the value in use to fall to the level of the carrying value.

*)The definition of this non-IFRS measure and a reconciliation to the IFRS measure is included in Information by segment and main country